MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC
MASTR Asset Backed Securities Trust, Series 2004-WMC2
Mortgage Pass-Through Certificates, Series 2004-WMC2

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:	11/26/04

		Original	Beginning				Allocated	Ending
		Certificate	Certificate	Principal	Interest	Total	Realized	Certificate
Class	Cusip	Face Value	Balance(1)	Distribution	Distribution(2)	Distribution	Losses	Balance
A-1	57643LDD5	$212,636,000.00	$184,908,385.99	$10,280,124.74	$366,940.42	$10,647,065.16	$0.00	$174,628,261.25
A-2	57643LDE3	$111,042,000.00	$99,230,823.90	$6,495,035.85	$196,918.06	$6,691,953.91	$0.00	$92,735,788.05
A-3	57643LDF0	$89,868,000.00	$86,429,275.10	$1,366,530.21	$164,599.75	$1,531,129.96	$0.00	$85,062,744.89
A-4	57643LDG8	$57,284,000.00	$38,360,910.49	$5,722,089.81	$80,898.90	$5,802,988.71	$0.00	$32,638,820.68
M-1	57643LDJ2	$38,375,000.00	$38,375,000.00	$0.00	$86,386.39	$86,386.39	$0.00	$38,375,000.00
M-2	57643LDK9	$33,947,000.00	$33,947,000.00	$0.00	$96,032.29	$96,032.29	$0.00	$33,947,000.00
M-3	57643LDL7	$10,332,000.00	$10,332,000.00	$0.00	$31,983.28	$31,983.28	$0.00	$10,332,000.00
M-4	57643LDM5	$7,380,000.00	$7,380,000.00	$0.00	$26,781.20	$26,781.20	$0.00	$7,380,000.00
M-5	57643LDN3	$8,856,000.00	$8,856,000.00	$0.00	$34,105.44	$34,105.44	$0.00	$8,856,000.00
M-6	57643LDP8	$8,856,000.00	$8,856,000.00	$0.00	$44,732.64	$44,732.64	$0.00	$8,856,000.00
M-7	57643LDQ6	$5,904,000.00	$5,904,000.00	$0.00	$29,821.76	$29,821.76	$0.00	$5,904,000.00
CE	NA	$5,901,941.64	$5,901,941.64	$0.00	$1,751,282.42	$1,751,282.42	$0.00	$5,901,941.64
P	NA	$100.00	$100.00	$0.00	$506,837.49	$506,837.49	$0.00	$100.00
R	NA	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Total		$590,382,041.64	$528,481,437.12	$23,863,780.61	$3,417,320.04	$27,281,100.65	$0.00	$504,617,656.51

AMOUNTS PER $1,000 UNIT	PASS THROUGH RATES

					Ending	Original	Current	Next
	Principal	Interest	Total	Realized	Certificate	Pass-Through	Pass-Through	Pass-Through
Class	Distribution	Distribution	Distribution	Losses	Balance	Interest Rate	Interest Rate	Interest Rate*
A-1	48.34611609	1.72567402	50.07179010	0.00000000	821.25445009	1.77000%	2.23250%	2.48000%
A-2	58.49170449	1.77336557	60.26507006	0.00000000	835.14155049	1.77000%	2.23250%	2.48000%
A-3	15.20597109	1.83157242	17.03754351	0.00000000	946.52985367	1.68000%	2.14250%	2.39000%
A-4	99.88984376	1.41224251	101.30208627	0.00000000	569.77202500	1.91000%	2.37250%	2.62000%
M-1	0.00000000	2.25111114	2.25111114	0.00000000	1000.00000000	2.07000%	2.53250%	2.78000%
M-2	0.00000000	2.82888886	2.82888886	0.00000000	1000.00000000	2.72000%	3.18250%	3.43000%
M-3	0.00000000	3.09555556	3.09555556	0.00000000	1000.00000000	3.02000%	3.48250%	3.73000%
M-4	0.00000000	3.62888889	3.62888889	0.00000000	1000.00000000	3.62000%	4.08250%	4.33000%
M-5	0.00000000	3.85111111	3.85111111	0.00000000	1000.00000000	3.87000%	4.33250%	4.58000%
M-6	0.00000000	5.05111111	5.05111111	0.00000000	1000.00000000	5.22000%	5.68250%	5.93000%
M-7	0.00000000	5.05111111	5.05111111	0.00000000	1000.00000000	5.22000%	5.68250%	5.93000%
CE	0.00000000	296.72987753	296.72987753	0.00000000	1000.00000000	4.84608%	3.97656%
P	0.00000000	5068374.9000	5068374.9000	0.00000000	1000.00000000

* Estimated

(1) The Class P Certificates do not accrue interest. Amounts appearing as Interest Distributions represent payments of Prepayment Charges.

Please contact the Bondholder relations Department of U.S. Bank National Association at
(800) 934-6802 with any questions regarding this statement or your distribution.

U.S. BANK NATIONAL ASSOCIATION

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC
MASTR Asset Backed Securities Trust, Series 2004-WMC2
Mortgage Pass-Through Certificates, Series 2004-WMC2

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:	11/26/04

Section 4.02 (ii),(xv)
INTEREST			Reduction from the Allocation of:
	Interest	Unpaid		Prepayment	Relief Act
	Distribution	Interest	Realized	Interest	Interest
Class	Amount	Amount	Losses	Shortfalls	Shortfalls
A-1	$366,940.42	$0.00	$0.00	$0.00	$0.00
A-2	$196,918.06	$0.00	$0.00	$0.00	$0.00
A-3	164,599.75	$0.00	$0.00	$0.00	$0.00
A-4	80,898.90	$0.00	$0.00	$0.00	$0.00
M-1	$86,386.39	$0.00	$0.00	$0.00	$0.00
M-2	$96,032.29	$0.00	$0.00	$0.00	$0.00
M-3	$31,983.28	$0.00	$0.00	$0.00	$0.00
M-4	$26,781.20	$0.00	$0.00	$0.00	$0.00
M-5	$34,105.44	$0.00	$0.00	$0.00	$0.00
M-6	$44,732.64	$0.00	$0.00	$0.00	$0.00
M-7	$29,821.76	$0.00	$0.00	$0.00	$0.00
CE	$1,751,282.42	$0.00	$0.00	$0.00	$0.00
P	$506,837.49	NA	$0.00	$0.00	$0.00
TOTAL	$3,417,320.04	$0.00	$0.00	$0.00	$0.00

Section 4.02 (xvi), (xvii)
PPIS & RAIS	Prepayment Interest Shortfalls not covered by the servicer pursuant to Section 3.24	$0.00
	Relief Act Interest Shortfalls	$0.00

Section 4.02 (xviii)
Overcollateralization Amount	$5,901,941.64
Overcollateralization Release Amount	$0.00
Overcollateralization Deficiency	$0.00
Overcollateralization Target Amount	$5,901,941.64
Monthly Excess Cashflow	$1,751,282.42

Credit Enhancement Percentage	22.622%

Section 4.02 (v),(vi)
POOL	Stated Principal Balance of Mortgage Loans	$504,617,656.51
	Number of Mortgage Loans	3,040

Section 4.02 (vi)
WAC & WAM	Weighted Average Remaining Term to Maturity	333
	Weighted Average Mortgage Interest Rate	7.1357%

Section 4.02 (iv)
P&I ADVANCES	Aggregate Advances for the Collection Period	$1,055,140.17

				Stated Principal	Stated Principal
Section 4.02 (vii)		Number	Number as %	Balance	Balance as %
DELINQUENCIES	30-59 days delinquent	47	1.54605%	$8,278,457.85	1.64054%
	60-89 days delinquent	18	0.59211%	$2,570,786.65	0.50945%
	90 or more days delinquent	7	0.23026%	$602,800.06	0.11946%
	Foreclosures	28	0.92105%	$4,372,245.11	0.86645%
	Bankruptcies	17	0.55921%	$1,752,753.34	0.34734%

Section 4.02 (v),(viii)
REO	Number of REO Loans	0
	Number of REO Loans as %	0.00000%
	Stated Principal Balance of REO Properties	$0.00
	Stated Principal Balance of REO Properties as %	0.00000%
	Total Book Value of REO Properties:	$0.00

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC
MASTR Asset Backed Securities Trust, Series 2004-WMC2
Mortgage Pass-Through Certificates, Series 2004-WMC2

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:	11/26/04

Section 4.02 (xxi)
Stepdown Date Occurrence	NO
Trigger Event Occurrence	NO
Realized Loss as a Percentage of the Original Pool Balance	0.00000%

Section 4.02 (iii),(xii)
FEES	Trustee Fee	$9,468.63
	Servicing Fee	$222,639.84
	Extraordinary Trust Fund Expenses	$0.00

Section 4.02 (x), (xxii)
AVAILABLE FUNDS	Principal:
	Scheduled Principal	$447,257.55
	Principal Prepayments (includes curtailments)	$23,416,523.06
	Liquidation Proceeds	$0.00
	Total Principal	$23,863,780.61

Net Interest (net of servicing & trustee fee)	$2,910,482.55

Available Funds (total principal plus net interest)	$26,774,263.16

Section 4.02 (i)
PREPAYMENT	Prepayment Penalties	$506,837.49
PENALTIES	Servicer Prepayment Charge Payment Amounts	$0.00

Section 4.02 (xi)
LOSSES &	Current Loss	$0.00
RECOVERIES	Aggregate Realized Losses since Closing	$0.00

Subsequent Recoveries	$0.00
Aggregate Subsequent Recoveries since Closing	$0.00

Section 4.02 (xxi)
Aggregate Loss Severity Percentage	0.00000%

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC
MASTR Asset Backed Securities Trust, Series 2004-WMC2
Mortgage Pass-Through Certificates, Series 2004-WMC2

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:	11/26/04

Section 4.02 (xxiii)
Net WAC Rate Carryover Amount	Net WAC Rate	Amounts
Class	Carryover Amount	Unpaid
A-1	$0.00	$0.00
A-2	$0.00	$0.00
A-3	$0.00	$0.00
A-4	$0.00	$0.00
M-1	$0.00	$0.00
M-2	$0.00	$0.00
M-3	$0.00	$0.00
M-4	$0.00	$0.00
M-5	$0.00	$0.00
M-6	$0.00	$0.00
M-7	$0.00	$0.00

Section 4.02 (xxiv)
Payments made under Cap Contracts
A-1 Cap Contract	0.00
A-2 Cap Contract	0.00
Group III Cap Contract	0.00
Mezzanine Contract	0.00

Section 4.02 (xiv)
Ending Balance Factors	Class	Factor
	A-1	0.821254
	A-2	0.835142
	A-3	0.946530
	A-4	0.569772
	M-1	1.000000
	M-2	1.000000
	M-3	1.000000
	M-4	1.000000
	M-5	1.000000
	M-6	1.000000
	M-7	1.000000
	CE	1.000000